Q2 Fiscal 2016 | Financial Results

Lee D. Rudow
President and CEO

John J. Zimmer
Senior VP of Finance and CFO

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, potential acquisitions, market position, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Second Quarter Results

Revenue of $29.5 million

- Service segment revenue up 12.7%
- 26th consecutive quarter of YOY revenue growth in our Service segment
- Acquisitions continue to contribute
- Distribution segment impacted by significant decline in oil & gas industry and strong U.S. dollar

Strong Service segment operating leverage

- Service segment operating income up 26%
- Investment in enhanced capabilities, flexibility and overall efficiency

Cash generation and bottom-line performance

- Generating cash: $2.7 million from operating activities ($5.3 million YTD)
- Net income up 2.2% to $0.9 million; Diluted EPS consistent at $0.12

Top-line

($ in millions)

Q2 Service Segment


$12.6
$14.2
Q2 FY 2015
Q2 FY 2016

Q2 Distribution Segment


$18.5
$15.3
Q2 FY 2015
Q2 FY 2016

Consolidated – Annual


3% CAGR*
$110.0
$112.3
$118.5
$123.6
$122.5
$36.4
$40.7
$48.2
$51.8
$54.8
$73.6
$71.6
$70.3
$71.8
$67.7
FY 2012
FY 2013
FY 2014
FY 2015
Q2 FY 2016 TTM
Service
Distribution

- Total revenue down 5.3%
- Strong Service segment performance offset by lower Distribution sales

*FY 2012 – Q2 FY 2016 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

7% CAGR*

Q2 Service Segment


$0.7
$0.8
5.3%
5.9%
Q2 FY 2015
Q2 FY 2016

Consolidated – Annual


$5.4
$5.9
$6.7
$6.8
$6.9
$(0.2)
$5.6
$1.3
$4.6
$2.4
$4.3
$3.7
$3.1
$4.2
$2.6
FY 2012
FY 2013
FY 2014
FY 2015
Q2 FY 2016 TTM
Service
Distribution

Q2 Distribution Segment


$0.9
$0.5
4.6%
3.5%
Q2 FY 2015
Q2 FY 2016

- Service operating margin expanded 60 basis points
- Distribution cost discipline reduced operating costs; helped to partially offset gross profit decline

**FY 2012 – Q2 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT Trust in every measure

Adjusted EBITDA* and Margin

($ in millions)

Q2 Service Segment


$1.3
$1.6
10.0%
11.3%
Q2 FY 2015
Q2 FY 2016

Consolidated – Annual

6% CAGR**


$8.8
$8.9
$10.0
$10.3
$10.7
$2.0
$3.1
$4.6
$6.1
$7.0
$6.8
$5.8
$5.4
$4.1
$3.7
FY 2012
FY 2013
FY 2014
FY 2015
Q2 FY 2016 TTM
Service
Distribution

Q2 Distribution Segment


$1.1
$0.8
6.2%
5.1%
Q2 FY 2015
Q2 FY 2016

- Service segment up 28% quarter over quarter
  - Margin expanded 130 basis points
- 43% CAGR for Service segment *(FY 2012 – Q2 FY 2016 TTM)*

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY 2012 – Q2 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Bottom-line

($ in millions)


Annual Net Income
$3.3
$3.7
$4.0
$4.0
$4.2
3.0%
3.3%
3.4%
3.3%
3.4%
FY 2012
FY 2013
FY 2014
FY 2015
Q2 FY 2016 TTM

% of Revenue


Quarterly Net Income
$0.9
$0.9
2.8%
3.0%
Q2 FY 2015
Q2 FY 2016

	FY 2012	FY 2013	FY 2014	FY 2015	Q2 FY 2016 TTM	Q2 FY 2015	Q2 FY 2016
Diluted EPS	$0.43	$0.49	$0.54	$0.57	$0.59	$0.12	$0.12

- 7% CAGR for net income *(FY 2012 – Q2 FY 2016 TTM)*

Balance Sheet Supports Acquisition Strategy

($ in millions)

Long-term Debt


$3.4
$8.0
$7.6
$12.2
$12.0
FY 2012
FY 2013
FY 2014
FY 2015
Q2 FY 2016

Capital Expenditures


$1.4
$2.7
$2.0
$3.5
~$4.0
$2.7
FY 2016 Y-T-D
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 Est*

- Revolving credit facility: $17.5 million available
- FY 2016 CapEx
  – Increasing lab capabilities
  – Adding lab capacity
  – Assets for rental business
- Financial flexibility
  – Supports acquisition strategy
  – Meets working capital and capital expenditure needs

** FY 2016 capital expenditure guidance provided as of October 26, 2015*

FY 2016 Outlook*

- Expect double-digit Service segment revenue growth
  - Acquisition pipeline remains strong
  - Adding new capabilities in strategic markets
- Challenging conditions for Distribution market
- Consolidated operating income growth in the low double-digits

Long-term Objectives

- Service segment: Continue to execute organic growth and acquisition strategy to drive double-digit top line growth
- Leverage recent initiatives to improve Distribution segment contribution
- Calibration and compliance market leadership

** FY 2016 outlook and guidance provided as of October 26, 2015*

Upcoming Investor Relations Calendar

November 12	Drexel Hamilton Micro-Cap Conf (NYC)
Late January 2016	Q3 FY 2016 Financial Results

SUPPLEMENTAL INFORMATION

TRANSCAT Better by every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2012	FY 2013	FY 2014	FY 2015	Q2 FY 2016 TTM
Service Operating Income (loss)	$ (175)	$ 1,311	$ 2,379	$ 3,693	$ 4,246
+Depreciation & Amortization	1,959	1,740	2,144	2,362	2,694
+Other (Expense) / Income	(37)	(84)	(141)	(138)	(76)
+Noncash Stock Comp	263	150	230	224	185
Service Adjusted EBITDA	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,049
Distribution Operating Income	$ 5,603	$ 4,635	$ 4,326	$ 3,075	$ 2,644
+Depreciation & Amortization	937	962	801	728	767
+Other (Expense) / Income	(11)	(27)	12	27	38
+Noncash Stock Comp	290	193	297	283	213
Distribution Adjusted EBITDA	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,662
Service	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,049
Distribution	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,662
Total Adjusted EBITDA	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,711**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.